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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 14, 2000


                          Snyder Communications, Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                      1-12145              52-1983617
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  (State or other jurisdiction        (Commission          (IRS Employer
        of incorporation)             File Number)       Identification No.)


        6903 Rockledge Drive, Bethesda, MD                      20817
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     (Address of principal executive offices)                 (Zip Code)


     Registrant's telephone number, including area code:   (301) 468-1010
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Item 5.   Other Events

          On November 14, 2000, Circle.com, a business unit of Snyder Communications, Inc., issued a press release, which is incorporated herein by reference to Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.   Pro Forma Financial Information and Exhibits

          (c)  Exhibits.

     Exhibit No.                          Description
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        99.1           Press Release issued by Circle.com on November 14, 2000
                       announcing its third quarter results.


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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SNYDER COMMUNICATIONS, INC.

                              By: /s/ Jacques Herail
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                                  Jacques Herail
                                  Chief Financial Officer, Senior Vice
                                  President and Treasurer

Date:  November 17, 2000

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